Asset Impairment	12 Months Ended
Dec. 31, 2011
Asset Impairment [Abstract]
Asset Impairment

22. Asset impairment

Asset impairment include the following expenses:

	2009	2010	2011
Flight equipment (Note 5)	$32,378	$11,764	$23,323
Discontinued operations	(13,741)	(3,532)	(8,902)
Intangible lease premium (Note 9)	196	2,673	1,173
	$18,833	$10,905	$15,594

     Our long-lived assets, include: flight equipment, inventory and finite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the assets' carrying amount is not recoverable from its undiscounted cash flows.

     We performed an impairment analysis of our long-lived assets during the year 2011 and as of December 31, 2011. In this impairment analysis, we focused on aircraft older than 15 years, since the cash flows supporting our carrying values of those aircraft are more dependent upon current lease contracts, which leases are more sensitive. In addition, we believe that residual values of older aircraft are more exposed to non-recoverable declines in value in the current economic environment. If conditions again worsen significant uncertainties may cause a potential adverse impact on our business. In particular, our estimates and assumptions regarding forecasted cash flows from our long-lived assets would need to be reassessed. This includes the duration of the economic downturn along with the timing and strength of the pending recovery, both of which are important variables for purposes of our long-lived asset impairment tests. Any of our assumptions may prove to be inaccurate which could adversely impact forecasted cash flows of certain long-lived assets, especially for aircraft older than 15 years.

     In the year ended December 31, 2011, we recognized an impairment of $15.6 million in income from continuing operations. The impairment recognized related to four older A320 aircraft and one Boeing 737 classic. We also recognized an impairment of $4.3 million relating to two engines and an intangible lease premium. The impairment on the intangible lease premium was triggered by renegotiated contracts.

     As of December 31, 2011 we owned 251 aircraft of which 23 were older than 15 years. The 23 aircraft had a net book value of $265.4 million which represented 3.4% of our total flight equipment held for operating lease. The undiscounted cash flows of the 23 aircraft older than 15 years were estimated at $305.8 million, which represents 33% excess above net carrying value. As of December 31, 2011 22 of the 23 aircraft passed the recoverability test. An impairment of $2.8 million was recognized for one aircraft. The aircraft passed the recoverability test with undiscounted cash flows exceeding the carrying value of aircraft between 2% and 198%. The following assumptions drive the undiscounted cash flows: contracted lease rents per aircraft through current lease expiry, subsequent re-lease rates based on current marketing information and residual values based on current market transactions. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

     We have defined a threshold of 10% for aircraft for which the undiscounted cash flows do not substantially exceed the carrying value of the aircraft. The aggregated carrying value of nine aircraft that do not substantially exceed our 10% threshold on December 31, 2011 amounts to $104.8 million.

     There can be no assurance that the Company's estimates and assumptions regarding the economic environment, or the period or strength of recovery, made for purposes of the long-lived asset impairment tests will prove to be accurate predictions of the future. A deterioration in the global economic environment and a decrease of appraised values will have a negative effect on the undiscounted cash flow, which might then trigger impairment on some of the 23 aircraft which are older than 15 years or other aircraft in our portfolio.